Wabash 2019 Investor Day   Wabash 2019   Investor Day   February 28 | NYC   1

Wabash 2019 Investor Day   Safe Harbor Statement   This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future   events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the   Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and   earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the   year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from   those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the continued integration of Supreme into the Company’s business, adverse reactions to the transaction by   customers, suppliers or strategic partners, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate   partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the   Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes and costs of   indebtedness. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.   We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All   written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations.   Non-GAAP Financial Measures   In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non-GAAP financial   measures, including free cash flow, operating EBITDA, operating EBITDA margin, adjusted operating income, adjusted net income and adjusted earnings per diluted share. These non-GAAP measures should not be considered a   substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income, and reconciliations to GAAP financial statements should be carefully evaluated.   Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, acquisition expenses, impairments, and other non-operating income and expense. Management believes   providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation   of operating EBITDA, when combined with the GAAP presentations of operating income and net income, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of operating   EBITDA to net income is included in the appendix to this presentation.   Free cash flow is defined as net cash provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of   cash generation period to period with the exclusion of the items identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating   activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow and net income conversion to free cash is included in the appendix to this presentation.   Adjusted operating income, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management   would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s   continuing activities. Accordingly, the Company presents adjusted operating income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how   management evaluates such performance and trends. Further, the Company presents adjusted operating income to provide investors with a better understanding of the Company’s view of our results as compared to prior   periods. A reconciliation of adjusted operating income to operating income, the most comparable GAAP financial measure, is included in the tables following this presentation.   Adjusted net income and adjusted earnings per diluted share, each reflect adjustments for acquisition expenses, the losses attributable to the Company’s extinguishment of debt, impairment charges, executive severance   costs, income or losses recognized on the sale and/or closure of former Company locations, adjustments related to the Company’s deferred tax assets as a result of IRS guidance on application of the Tax Cuts and Jobs Act of   2017, and reversal of reserves for uncertain tax positions. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with   the GAAP presentation of net income and diluted net income per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of each of adjusted net income and adjusted earnings per   diluted share to net income and net income per diluted share is included in the tables following this presentation.   2

Wabash 2019 Investor Day   Agenda   3   8:30 am Welcome & Opening Remarks   Ryan Reed   Director of IR   Company Overview & Strategy   Brent Yeagy   President & CEO   Final Mile Products   Mike Pettit   SVP & Group President, Final Mile Products   9:50 am Q&A   10:10 am Break   10:20 am Diversified Products   Kevin Page   SVP & Group President, Diversified Products   Commercial Trailer Products   Dustin Smith   SVP & Group President, Commercial Trailer Products   Financial Overview   Jeff Taylor   SVP & CFO   Closing Remarks   Brent Yeagy   President & CEO   11:45 am Q&A   12:30 pm Leadership Luncheon

Wabash 2019 Investor Day   Company Overview & Strategy    Brent Yeagy | President & CEO   4

Wabash 2019 Investor Day   Key Messages   5   Passionate,   Experienced   Management   Team Fostering   Cultural   Transformation   Transforming   Organization to   Tap into New   Ways of Creating   Value with   Leading Brands in   Diverse End   Markets and   Industries   Best-in-class,   Technologically   Innovative   Products and   Differentiated   Solutions   Accelerate   Profitable   Growth with   Continued Focus   on Operational   Excellence and   Higher Margin   Opportunities   Leverage   Financial   Strength for   Disciplined   Growth to Build   upon Resilient   Financial Profile   1. 2. 3. 4. 5.

Wabash 2019 Investor Day   67%   17%   16% Commercial Trailer Products   Diversified Products   Final Mile Products   51%   22%   27%   Dry Van Trailers   Other Specialty Trailers   Non-Trailer Products   2018 Revenue   by Segment   Wabash at a Glance (NYSE: WNC)   6   30+ Years of Innovation Leadership   1985 Lafayette, IN ~$800M1 ~7,100 12 $2.3B 6.1%2 $78M   Founded Headquarters Market-cap Global Employees Manufacturing   Locations   2018 Revenue 2018 Operating   Margin   2018 FCF   by Product   1 As of 2’21’2019; 2 Adjusted for Asset impairment, Acquisition expenses and related charges, Executive severance and Facility transactions

Wabash 2019 Investor Day   Portfolio of Diversified Industrial Solutions   Leading Brands in Diverse End Markets and Industries   7   $1.5B1   COMMERCIAL TRAILER   PRODUCTS (CTP)   $394M1   DIVERSIFIED PRODUCTS   GROUP (DPG)   $358M1   FINAL MILE   PRODUCTS (FMP)   ▪ Dry and Refrigerated Van Trailers   ▪ Platform Trailers   ▪ Fleet Used Trailers   ▪ Aftermarket Parts and Service   ▪ Tank Trailers and Truck-Mounted Tanks   ▪ Composite Panels and Products   ▪ Food, Dairy and Beverage Equipment   ▪ Containment and Aseptic Systems   ▪ Aftermarket Parts and Service   ▪ Truck-Mounted Dry Bodies   ▪ Truck-Mounted Refrigerated Bodies   ▪ Service and Stake Bodies   ▪ FRP Panel Sales   ▪ Upfitting Parts and Services   1 2018 Revenue

Wabash 2019 Investor Day   We Are Wabash   8   A Values-Driven Organization   CORE VALUES of Integrity, Trust and Mutual Respect   Voice of   Customer   Best-in-class   Products and   Services   Stakeholder   Value   Continuous   Improvement   Culture   Best-value   Producer   Breakthrough   Innovation

Wabash 2019 Investor Day   Corporate Social Responsibility | Taking Action for the Greater Good   9   SAFETY SUSTAINABILITY COMMUNITY   #1 Value and Priority   ▪ Apply innovation to engineer safer   products and design better operating   environments that put people first   ▪ Highway and manufacturing safety   ▪ ISO certifications and national   distinctions   ▪ Sharing best practices and ideas for   implementing higher standards   ▪ Design innovations that improve fleet   fuel economy   ▪ Standards for waste reduction exceed   industry standards   ▪ 50,000+ cubic yards of landfill space   ▪ 56M kilowatt-hours of electricity   ▪ 32,625 mature trees   ▪ ~20,000 metric tons of greenhouse gas   emissions   ▪ Conserving energy in our manufacturing   operations   ▪ Our EPA SmartWay Elite verified   solutions now improve fleet fuel   economy by up to 11%   ▪ Donate time, needed materials and   financial resources to support the   communities where we live and work   ▪ Significant community program   partnerships   ▪ Partner with local and national programs   that support our active duty troops and   veterans and their families

Wabash 2019 Investor Day   Our Vision is Engrained in Our Culture   10   Build Upon Culture of Innovation to Strategically Grow and Diversify the Company   PEOPLE   ▪ Safety is our #1 value and priority   ▪ Cultural transformation built on honesty,   collaboration and compassion   ▪ Continually invest in the places we work   and the communities we serve   ▪ Act with a unified focus and increased   velocity   ▪ Do everything with a clear purpose,   including production process changes   and improvements   ▪ Understand customer challenges to   develop new designs, technologies and   materials to ensure their success   ▪ Deliver highest quality products available   on time and to customer specifications   to maintain our market leadership   ▪ Perform as one team to leverage new   technology and leading manufacturing   processes   ▪ Seek breakthroughs in products and our   ways of thinking and doing   ▪ Utilize the Wabash Management System   to organize our business and improve   the speed at which we act   PURPOSE PERFORMANCE

Wabash 2019 Investor Day   The Wabash Management System (WMS) | Scaling Best-in-Class Performance   11   Our philosophy for human   capital management includes   recruiting, retaining and   developing talent while   accelerating the execution of   strategic initiatives   Our purposeful hierarchy of key   impactful processes that create   the foundation for how we   continually transform the   organization into an industry   leader in all markets we serve   Our internal and external   systems, metrics and purposeful   collaboration used to maintain   the highest levels of alignment   to our purpose, strategy and   external reporting requirements   Our clear vision for planning   and deploying structured   initiatives designed for   profitable growth and   long-term success   P U R P O S E   WABASH MANAGEMENT SYSTEM

Wabash 2019 Investor Day   Proven and Experienced Leadership with 150+ Years Combined Experience   12   Brent Yeagy   President & CEO   Joined: 2003   Kevin Page   SVP & Group President,   Diversified Products   2017   Mike Pettit   SVP & Group President,   Final Mile Products   2012   Dustin Smith   SVP & Group President,   Comm. Trailer Products   2007   Jeff Taylor   SVP & CFO   2012   Melanie Margolin   SVP & General Counsel   2018   Kristin Glazner   SVP & CHRO   2010

Wabash 2019 Investor Day   Strategic Transformation   13   Focus on lean   manufacturing and   operational excellence   to build our capabilities   Weather financial   downturn and rebuild   with talent   Strategic acquisitions to   diversify revenue   streams   Leverage innovative   culture to optimize our   business and pursue   new technologies   2002-2007   2008-2010   2018+   2011-2017   ▪ (Acquired: 2006)   ▪ (2012)   ▪ (2013)   ▪ (2017)▪ (Acquired: 2008)   ▪ Launched Wabash   Composites (2008)   ▪ New President & CEO   Brent Yeagy driving   cultural transformation   through new strategic   framework   ▪ 2018 record revenue of   $2.3B; >$1B in non-dry   van revenue

Wabash 2019 Investor Day   An Increasingly Diversified Transportation Solutions Provider   OPPORTUNITIES   Commercial Trailer Products (CTP)   ▪ Advanced materials and light   weight applications   Diversified Products Group (DPG)   ▪ Transformation for scalable   platform   Final Mile Products (FMP)   ▪ Refrigerated market and   upfitting parts and services   14   Growing, Diversified Revenue with Higher Margin Opportunities   58%   42% 2015   $2.0B   51%49%   Dry VanNon-Dry   Van   2018   $2.3B   Dry Van   Non-Dry   Van

Wabash 2019 Investor Day   Broadening Exposure to Diverse Transportation Segments   15   Our Exposure Now Reaches Far Beyond the Dry Van Market   FIRST MILE MIDDLE MILE FINAL MILE   ▪ Long-haul routes of goods   ▪ Driven by freight activity   ▪ Traditional First Mile carriers can no   longer ignore Middle and Final Mile   opportunities   ▪ Products moved into or redistributed   among fulfillment centers   ▪ Driven by strategic positioning of goods   to allow for 2-day delivery or less   ▪ Delivery of goods to home or final   destination   ▪ Driven by strong growth in e-Commerce   ▪ Positioning to be a more strategic player   in Final Mile: invest in technology; focus   on operational excellence; disciplined   and strategic M&A

Wabash 2019 Investor Day   Strategic Diversification from Supreme Acquisition   Benefits from Adding Final Mile Products to Our Portfolio   ▪ Accelerating Wabash’s organic growth in the ~$3.5B   final mile equipment market   ▪ Improving manufacturing footprint and portfolio to   better serve customers   ▪ Delivering profitable growth in an attractive market   16   Diversify with Higher Margin Businesses and Growing Secular Markets   WNC Strategic M&A Filters Supreme   Value-added, engineered products and   services manufactured at scale to   provide customer solutions   ✓   Leading market positions ✓   Strong management teams that are a   cultural fit ✓   Aligned with core competencies in   purchasing, operations, distribution   and product development   ✓   Diversified growth markets (end   markets or geographies) and less   cyclical industries   ✓

Wabash 2019 Investor Day   Our Distribution Scale is a Key Competitive Advantage   17   Creating Scale, Expanding Addressable Market and Optimizing Footprint   WABASH NATIONAL NORTH AMERICAN FOOTPRINT   Manufacturing Locations   Dealer Network

Wabash 2019 Investor Day   Our Sustainable Competitive Advantages   18   Wabash is a Leader in Technology and Innovation   Industry-leading   Product Portfolio   Innovative   Technology   Operational   Excellence   Strong Customer   Relationships   ▪ Leverage our 30+ years of   engineering and mfg.   experience to offer a wide   selection of transportation and   industrial products   ▪ Provide customers with   innovative products lowering   their total cost of ownership   ▪ Customer-focused engineered   solutions in all our industries   and markets   ▪ 200+ patents and patent   applications in the U.S. and   abroad   ▪ Emphasizing manufacturing   velocity and business process   optimization   ▪ Breakthrough thought process   ▪ Lean Six Sigma manufacturing   approach for 13+ years   ▪ Built on industry-leading,   innovative products that   provide superior long-term   value   ▪ Diverse customer base and end   markets   ▪ Established relationships with   many of the largest carrier and   industry leaders

Wabash 2019 Investor Day   Mega Trends Driving Growth   WNC is Poised to Capitalize on Industry Mega Trends   19   ▪ New and existing designs   ▪ Growing customer base,   including traditional   freight fleets   ▪ New patent-pending   technology   ▪ International expansion   ▪ Low cost energy supports   chemical production   ▪ $200B+ of chemical   capital investment³   ▪ Market share growth in   aluminum products   ▪ Advanced lightweight   materials   ▪ Full suite of aero products   ▪ Aftermarket parts growth   ▪ Mobile and on-site   customer service   Urbanization, Final Mile &   Home Delivery   Expansion of Cold Chain &   Food Equipment   Energy & Chemical   Production, Storage &   Transportation   Increased Regulation   (GHG1, ELDs2, Food Safety)   1 Greenhouse gasses (GHG); 2 Electronic logging devices (ELD); 3 Source: American Chemistry Council

Wabash 2019 Investor Day   Expanding Our Total Addressable Market   20   Evolving to Serve More Diverse Markets   $14B   Total Addressable   Market   Market Size 3-year Industry CAGR1   Commercial Trailer Products ~$7.0B -6% to -8%   Diversified Products Group ~$3.2B 2% to 3%   Final Mile Products ~$3.5B 4% to 6%   1 Source: Industry reports and Company estimates

Wabash 2019 Investor Day   Illustrative Business Portfolio Analysis¹   21   Commercial Trailer Products (CTP)   ▪ Strong cash generation   ▪ Above market growth driven by   technology and improved sales   channels   Final Mile Products (FMP)   ▪ Building cash generation   ▪ Strong growth opportunity; early   stages of new product development   and expanding addressable market   Diversified Products Group (DPG)   ▪ Diversification and solid cash   generation   ▪ Above market growth with margin   enhancement opportunities   G   ro   wt   h   High   Low HighCash Flow Generation   FMP   CTP   DPG   ¹Scale of bubbles equates to revenue size

Wabash 2019 Investor Day   Strategic Path Forward both in the Near- and Long-term   Focused, Simplified Strategy   22   INNOVATE   OPTIMIZE   GROW   ▪ Continue innovation leadership   ▪ Develop new capabilities and capacity to enable growth   ▪ Improve durability and reduce weight with material technologies   ▪ Margin enhancement through integration, alignment and shared   services activities   ▪ Utilize WMS and lean manufacturing to drive margin enhancement   through continuous focus on efficiency   ▪ Expand Final Mile platform   ▪ Commercialize MSC1 refrigerated van   ▪ Increase corporate business development capability   1 Molded Structural Composites technology

Wabash 2019 Investor Day   Continuous Pursuit of Breakthrough, Innovative Technology   ▪ Leverage deep   relationships to   provide customer-   focused engineered   solutions   ▪ Expanding addressable   markets with   breakthrough   innovation   23   Our Technology Sets Us Apart from Other OEMs   Our Approach to Innovation Key Focus Areas | Superior Advanced Materials   Cell Core MSC Honeycomb

Wabash 2019 Investor Day   Significant Growth and   Revenue Diversification   Opportunity   Grow Final Mile and   Wabash Composites   Platforms   Pursue Development   Opportunities & Strategic   Partnerships   Continuous focus on   customer needs and   corporate development   opportunities   Leveraging Breakthrough   Advanced Materials   Technology   Opportunities include   commercializing the MSC   Refrigerated Van and Cell   Core   Strategic Opportunities   to Enhance Recurring   Revenue   Innovation Leadership   Leveraging Voice of   Customer   Disciplined and Strategic Profitable Growth   $200M+ of New Revenue Growth Opportunities   24   Leverage Technology Across Business for Scale and Efficiency to Enable Ability to Penetrate Adjacent Markets   Material Science Technology

Wabash 2019 Investor Day   Improvement to   >8.0%   Operating Margin   by 2021   Continuous Focus on Optimization   ▪ Integrate, align and leverage a “One Wabash” business   system strategy   ▪ Simplification of business systems   ▪ Use of digital tools and data for insight, speed & efficiency   ▪ Reduction in overall SG&A through Corporate Centers of   Excellence   ▪ Increase in execution, accountability and results through   enhanced business transparency.   ▪ Utilize WMS and lean manufacturing to drive margin   enhancement   ▪ Velocity based mixed model manufacturing   ▪ Supply chain scale and leverage   ▪ Smart use of automation   ▪ Reallocation of freed resources for organic growth   25

Wabash 2019 Investor Day   Financial Goals as a More Diversified Transportation Solutions Provider   26   1 2018 Operating Margin adjusted for Impairment, Acquisition expenses and related charges, Executive severance and Facility transactions; 2 2018 EPS adjusted for Asset impairment, Acquisition expenses and related charges, Executive severance, Facility transactions and Loss on debt   extinguishment   2018 – 2021 Assumptions   ▪ U.S. annual GDP growth of 2-3%   ▪ Trailer market to decline   mid/high-single digits CAGR   ▪ Truck body market to grow mid-   single digits CAGR   ▪ 26.5% tax rate   ▪ Excludes acquisitions   ▪ Flat share count   REVENUE   ADJUSTED OPERATING   MARGIN1   ADJUSTED EPS2   2018 FY Results 2021 Goals   $2.27B ~$2.2B   6.1% ~8.0%   $1.44 $1.90 – $2.10

Wabash 2019 Investor Day   Key Takeaways   27   1.   Passionate,   Experienced   Management   Team Fostering   Cultural   Transformation   2.   Transforming   Organization to   Tap into New Ways   of Creating Value   with Leading   Brands in Diverse   End Markets and   Industries   3.   Best-in-class,   Technologically   Innovative   Products and   Differentiated   Solutions   4.   Accelerate   Profitable Growth   with Continued   Focus on   Operational   Excellence and   Higher Margin   Opportunities   5.   Leverage Financial   Strength for   Disciplined   Growth to Build   upon Resilient   Financial Profile

Wabash 2019 Investor Day   Final Mile Video   28

Wabash 2019 Investor Day   Final Mile Products    Mike Pettit – SVP & Group President   29

Wabash 2019 Investor Day   FMP Key Messages   30   A Leader in   Rapidly-evolving   Final Mile Space   with Technologies,   Processes and   Equipment to   Solve Delivery and   Logistic   Challenges   Integrating Best   Practices and   Leveraging Proven   Business and Sales   Processes that   Value Velocity,   Consistency and   Flexibility   Favorable Industry   Trends Including   Significant e-   commerce Growth   Fuels Increased   Demand and   Diversifies Overall   Company Revenue   Profile   In Early Stages of   Optimization and   New Product   Development to   Expand Our   Addressable   Market   Continuous   Improvement   Mindset as we   Leverage the   Wabash   Management   System for   Profitable Growth   and Stronger Cash   Flow Generation   1. 2. 3. 4. 5.

Wabash 2019 Investor Day   Final Mile Products Overview   31   Leadership Positions Drive Growth Potential for New Products   DESCRIPTION   ▪ Technologies,   processes and   equipment used to   connect the end   customer, now typically   represented as the   “Home,” to the last leg   of the logistics network   ▪ Enabled and enhanced   by several interlinked   mega trends   2018 FINANCIALS   $358M 13.6% $8.7M 2.4%   Revenue Gross Margin Adj. Operating Income¹ Adj. Operating Margin   2018 REVENUE MIX KEY END MARKETS SERVED   #2   All   Truck Bodies   #2   Dry Freight   Truck Bodies   #2   Reefer   Truck Bodies   9%   25%   26%   40%   Classes 7 & 8   Class 4 & 5   Class 2 & 3   Class 6   82%   13%   5%   Dry Trucks Bodies   Refrigerated Bodies   Upfitting Parts and Services   1 2018 Operating Income adjusted for Acquisition expenses and related charges

Wabash 2019 Investor Day   FMP Products by Class   32   Upfitting & Class 1   ≤ 6,000 lbs.   Class 2   6,001 – 10,000 lbs.   Class 3   10,001 – 14,000 lbs.   Class 4-5   14,001 – 19,500 lbs.   Class 6-8   19,501 – 33,000 lbs.   • Refrigerated   Modification   • Upfit Equipment   • Lift Gates   • Walk Ramps   • Truck Bed Delete   Chassis   • Truck Bed Inserts   • LD Flatbeds   • Tool Boxes   • Cutaway and Cab   Chassis   • LD Van Bodies   • Dry Freight   • Delivery and Service   • LD Flatbeds   • Cutaway and Cab   Chassis   • LD Truck Bodies   • Dry and Refrigerated   • Delivery and Service   • LD Flatbeds   • Cab Chassis   • MD Truck Bodies   • Dry and Refrigerated   • Cab Chassis   • HD Truck Bodies   • Dry and Refrigerated   • HD Flatbeds

Wabash 2019 Investor Day   Final Mile Market Delivery | The Next Wave of Logistics Change   33   DRY TRUCK BODIES REFRIGERATED TRUCK BODIES UPFITTING PARTS & SERVICES   ▪ Adding panel technology to new and   existing products: DuraPlate, DuraPlate   Cell Core   ▪ Introducing Wabash trailer designs with   trailer based nose and rear structures   ▪ Launched first competitive body on Ford   Transit   ▪ Enhanced Kold King product features   lightweight construction   ▪ Trailer designs   ▪ New Foam, skin and close outs   ▪ Weight reduction and improved   performance   ▪ Continue to utilize MSC technology for   Cold Chain product   ▪ Proximate parts and service location in all   5 manufacturing sites   ▪ Expansion of upfitting capacity into   Florida and other geographic locations   not easily serviced from 5 plants

Wabash 2019 Investor Day 34   Why Final Mile Will Continue to Succeed | Sustainable Competitive Advantages…   …Driven by Continuous Improvement Mindset   Innovative Design for   Manufacturability   Mixed Model and High   Velocity Manufacturing   Breakthrough Panel   Technology

Wabash 2019 Investor Day   Market Drivers: Final Mile Products   All product segments are expected to benefit from growth   ▪ Refrigerated/insulated vehicles will benefit from the growth in   residential food deliveries   ▪ FSMA2 requirements are pushing end users to purchase new   equipment for compliance   ▪ Small products see increasing demand for parcel delivery   ▪ And the latest frontier is the emerging trend of bulky home delivery   35   Forecasting Increased Demand for FMP Markets   Demand for parcel delivery vans and dry freight vans is estimated to increase due to   growing e-commerce sales, which are projected to grow at 8% to 12% CAGR1 over the   next few years   1 Source: Forrester Research; 2 Food Safety Modernization Act

Wabash 2019 Investor Day   ▪ E-commerce in early stages of growth   ▪ Year-end backlog up over 20% versus prior-year when normalizing for seasonal variations   Megatrends Changing Distribution   36   Final Mile Logistics and Distribution Models Are Transforming   0%   1%   2%   3%   4%   5%   6%   7%   8%   9%   10%   $0   $100,000   $200,000   $300,000   $400,000   $500,000   2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017   U.S. E-commerce Retail Sales1   U.S. E-commerce Retail Sales ($M) E-commerce as % of Total Retail Sales   1 Source: U.S. Census Bureau

Wabash 2019 Investor Day   Record Backlog with Secular and Cyclical Growth   37   Well Positioned for Growth with Record Backlog of $190M   “E-commerce Set for Global   Domination – But at Different   Speeds”   “E-commerce Logistics   Market to Rise at 20.6% CAGR   Due to Increasing Border   E-commerce Activities”   “Record 2.5B E-commerce   Deliveries Were Made this   Holiday”   “Amazon Says it Delivered   1 Billion Holiday ‘Items’ for   Free Under Prime Service”   “Warehouse Space Growing   Tighter on Rising E-commerce   Demand”   “E-commerce is on the Rise in   Emerging Markets”   “Amazon Announces a   Record-Breaking Holiday,   ‘Tens of Millions’ of New   Prime Subscribers”   August 2018 November 2018 December 2018   December 2018 October 2018 December 2018   December 2018

Wabash 2019 Investor Day   FMP Total Addressable Market   38   Growth in All FMP End Markets   ~$3.5B   Total Addressable   Market   Market Size 3-year Industry CAGR1   Dry Truck Bodies ~$1.8B 3% to 4%   Refrigerated Bodies ~$0.5B 4% to 6%   Upfitting Parts and Services ~$1.2B 7%+   1 Management estimates, Specialty Transportation, NTEA

Wabash 2019 Investor Day   Strategic Path Forward   39   Leveraging the Best of Wabash and Legacy Supreme   ▪ Incorporate proven Wabash technologies (Panel Tech and Trailer   Designs)   ▪ Develop lighter weight delivery vehicles   ▪ Utilize WMS for profitable and consistent growth   ▪ Solving delivery challenges by utilizing proven business and sales   processes   ▪ Expand presence in light-duty upfit market   ▪ Expand presence in refrigerated market   ▪ Revitalize legacy Kold King offering   ▪ Introduce best-in-class Cold Chain with MSC   INNOVATE   OPTIMIZE   GROW

Wabash 2019 Investor Day   Pulling Materials Technology into Truck Body   40   Broad and High Potential Technology Sharing Across Wabash   DuraPlate Next Gen Material Technologies MSC   ▪ Converting big customers to   DuraPlate   ▪ 23,000 DuraPlate bodies shipped   by end of 2021   ▪ Transitioning DuraPlate customers   to Cell Core   ▪ DuraPlate Honeycomb or GRP   Honeycomb   ▪ 100th MSC Truck Body sold in   January

Wabash 2019 Investor Day   Optimize FMP | Leveraging the Wabash Management System   ▪ Operational Excellence   ▪ Improve Safety, Quality and Delivery Performance   ▪ 25% increase in asset utilization – reduction of   manufacturing lines with more output on fewer lines   ▪ Velocity   ▪ Lead industry in On Time Delivery – bring FMP to Wabash   standard of 98% On Time Delivery   ▪ Consistency   ▪ Produce high quality products out of 5 high volume   manufacturing facilities   ▪ Flexibility   ▪ Utilize Upfit operations to handle product differentiation   ▪ 5 upfit locations by 2020   41   P U R P O S E

Wabash 2019 Investor Day   Upfit, Parts & Service   42   Establishing a Platform to Deliver Enhanced Brand Value   Upfitting, Parts & Service Middle Mile Final Mile Work Truck Class 1 Upfits   Delivering customized solutions   and post-sale support to key   Final Mile Product market   segments   Customers: Food, freight,   leasing companies   Customers: Package Delivery,   furniture delivery, direct e-   commerce   Customers: Plumbers,   electricians, contractors, service   technicians   Customers: Small business,   Delivery Companies   Market Growth Potential   Dry Truck Bodies   ~$1.8B   Refrigerated   Bodies   ~$0.5B   Upfitting,   Parts &   Service   ~$1.2B   ▪ $1.2B market that is   presently very fragmented   ▪ 7%+ annual growth rate   ▪ Aligned with mega trends of   urbanization and home   delivery   Existing Upfit Business   ▪ 1,200 Cargo vans   ▪ ~35-40% of FMP production gets some level of upfit at   our factories today   ▪ ~20% of FMP production gets sent to a 3rd party for   additional upfit

Wabash 2019 Investor Day   Refrigerated Product Update   43   Insulated/Refrigerated Market Offers Significant Potential   0   500   1000   1500   2000   2500   3000   2017 2018 2019E   FMP Refrigerated Units By Year Market Potential   ▪ FSMA requirements are pushing end users to purchase   new equipment for compliance   ▪ Grocery/home delivery will ensure growth continues,   both for truck bodies and upfit/insert   ▪ Product development and upgrades will continue to open   market share potential   Wabash Technologies   ✓ Refreshed Kold King (Trailer Design) 20% annualized   growth   ✓ MSC Cold Chain

Wabash 2019 Investor Day   Refrigerated Market Growth – Kold King and Cold Chain   44   FMP Experiencing Double Digit Annual Refrigerated Sales Growth   Successful Legacy Product gets an Upgrade Cold Chain Product Introduction   ▪ Improved materials for longer useful life for customers   ▪ Trailer style header, eliminating major leak and damage point.   ▪ Traditional WNC trailer design with millions of miles of proven   performance   ▪ Lighter, more thermal efficient, easier to build, greater value   to customers using current WNC technology   ▪ Eliminates steel substructure removing corrosion concerns   ▪ Lighter and more thermally efficient design   ▪ Utilizing Wabash National dedicated supply and R&D   resources

Wabash 2019 Investor Day   Key Takeaways   45   1.   A leader in rapidly-   evolving Final Mile   space with   technologies,   processes and   equipment to solve   delivery and   logistic challenges   2.   Integrating best   practices and   leveraging proven   business and sales   processes that   value velocity,   consistency and   flexibility   3.   Favorable industry   trends including   significant e-   commerce growth   fuels increased   demand and   diversifies overall   Company revenue   profile   4.   In early stages of   optimization and   new product   development to   expand our   addressable   market   5.   Continuous   improvement   mindset as we   leverage the   Wabash   Management   System for   profitable growth   and stronger cash   flow generation

Wabash 2019 Investor Day   Q&A Session    Brent Yeagy – President & CEO    Mike Pettit – SVP & Group President   46

Wabash 2019 Investor Day   Break    10 minutes   47

Wabash 2019 Investor Day   Diversified Products    Kevin Page – SVP & Group President   48

Wabash 2019 Investor Day   DPG Key Messages   49   Driving   Accelerated   Operational   Execution for   Margin Expansion   Stable and   Growing Markets   Contributing to   Revenue Gains;   Growth Greater   than Market   Building on a Long   History of Trusted   Brands with   Strong Market   Positions   Leveraging New   ERP System and   Corporate Centers   of Excellence to   Drive Business   Process   Optimization   1. 2. 3. 4. 5.   Leading Further   Product   Diversification and   Differentiation in   the Transportation   Segment through   Innovation   Leadership

Wabash 2019 Investor Day   Diversified Products Overview   50   Diverse Products and End Markets; Strong Leadership Positions   DESCRIPTION   ▪ Diverse portfolio of   products with leading   brands and long-   standing relationships   with blue-chip   customer base   ▪ Steady growth with   margin enhancement   opportunities and   stable, strong cash flow   profile   2018 FINANCIALS   $394M 17.4% $21.9M 5.6%   Revenue Gross Margin Adj. Operating Income¹ Adj. Operating Margin   58%23%   19%   Tank Trailers   Process Systems   Composites   2018 REVENUE MIX² KEY END MARKETS SERVED²   #1   Stainless Steel   Liquid Tank Trailers   #2   Overall Tank Trailers   6%   7%   18%   20%   25%   25%   Pharma   O&G/Refined Fuel   General Freight   Parts and Other   Food, Dairy, Beverage   Chemical   1 2018 Operating Income adjusted for asset impairment; 2 2018 revenue mix figures excludes AVTE business sold in January 2019

Wabash 2019 Investor Day   Innovative and Wide Array of Product Offerings   51   TANK TRAILERS PROCESS SYSTEMS COMPOSITES   ▪ Primarily comprised of chemical and   food/dairy/beverage trailers   ▪ Consistent order trends in   food/dairy/beverage industry   ▪ Market share leader with strong brands   and customer loyalty   ▪ Primarily comprised of sanitary   equipment serving the food, dairy and   pharmaceutical industries   ▪ Consistent order trends in food, dairy,   and pharmaceutical industry   ▪ Designing solutions for customer unique   applications   ▪ Primarily comprised of composite panel   technology for transportation solutions   ▪ 20+ years of experience in materials   science and composites technology   ▪ Strong blue-chip customer base and   robust product pipeline

Wabash 2019 Investor Day   Why DPG Will Continue to Succeed | Sustainable Competitive Advantages…   …Driven by Continuous Improvement Mindset   52   Strong brands, deep   customer relationships   and leading market   positions in a wide   variety of attractive   industries   Significant opportunity to   optimize cost structure   and achieve improved   financial performance   Technology and   innovation that delivers   unique solutions to   create meaningful   customer loyalty and   value

Wabash 2019 Investor Day   Market Drivers: Trailer Products   Strong End Market Environments   ▪ Chemical and oil markets gaining strength, resulting in a rise in tank trailer production   ▪ Growing milk production supports demand for dairy silos, mixers and food-grade tank trailers   53   Strong End Market Demand Trends   80   85   90   95   100   105   110   2   0   0   0   2   0   0   1   2   0   0   2   2   0   0   3   2   0   0   4   2   0   0   5   2   0   0   6   2   0   0   7   2   0   0   8   2   0   0   9   2   0   1   0   2   0   1   1   2   0   1   2   2   0   1   3   2   0   1   4   2   0   1   5   2   0   1   6   2   0   1   7   2   0   1   8   U.S. Refinery Production1   75   85   95   105   115   125   2   0   0   0   2   0   0   1   2   0   0   2   2   0   0   3   2   0   0   4   2   0   0   5   2   0   0   6   2   0   0   7   2   0   0   8   2   0   0   9   2   0   1   0   2   0   1   1   2   0   1   2   2   0   1   3   2   0   1   4   2   0   1   5   2   0   1   6   2   0   1   7   2   0   1   8   U.S. Basic Chemicals Production1   100   120   140   160   180   200   220   240   2   0   0   0   2   0   0   1   2   0   0   2   2   0   0   3   2   0   0   4   2   0   0   5   2   0   0   6   2   0   0   7   2   0   0   8   2   0   0   9   2   0   1   0   2   0   1   1   2   0   1   2   2   0   1   3   2   0   1   4   2   0   1   5   2   0   1   6   2   0   1   7   U.S. Milk Production2   In   d   ex   (   2   0   1   2   =1   0   0   )   In   d   ex   (   2   0   1   2   =1   0   0   )   B   ill   io   n   s   o   f   lb   s.   1 U.S. Federal Reserve; 2 U.S. Department of Agriculture

Wabash 2019 Investor Day   DPG Total Addressable Market   54   Stable Growth in Diversified End Markets   ~$3.2B   Total Addressable   Market   Market Size 3-year Industry CAGR1   Tank Trailer ~$0.7B -1% to 1%   Process Systems ~$1.5B 2% to 3%   Composites² ~$1.0B 4% to 8%   1 Source: Management estimates, ACT Research, Markets and Markets; 2 Near-term internal consumption and adjacent markets

Wabash 2019 Investor Day   Strategic Path Forward   Focused on Opportunities to Drive Margin Expansion   55   ▪ Differentiate with composite material technology   ▪ Focusing innovation and design toward broadening Tank Trailer   portfolio while enhancing margin increasing features   ▪ Invest in operations including process improvement, automation   and velocity   ▪ Business simplification via organizational & process optimization   and product standardization   ▪ Grow greater than the market with a broadened product portfolio   ▪ Geographical expansion   ▪ Support internal adoption of materials technology within FMP and   CTP   INNOVATE   OPTIMIZE   GROW

Wabash 2019 Investor Day   Product Development   56   Optimize Cost Structure and Broaden Standard Products   Margin Enhancement Market Opportunity   ▪ Rationalize non-standard product proliferation   ▪ Design for assembly, material cost and weight   optimization   ▪ Product portfolio expansion to compete in new   market segments   Stainless – General Chemical   Stainless – 3A Sanitary/Food Grade   Refined Fuel/Crude Dry Bulk

Wabash 2019 Investor Day   Technology Development   57   Composites Provide Compelling Advantages Over Traditional Materials   Sheet & Post Steel Plywood   Customer Requirements for Lower Total Cost of Ownership   LIGHTER-WEIGHT   IMPROVED DURABILITY   CORROSION RESISTANCE   DPG SOLUTIONS   ✓ DuraPlate for high durability   ✓ DuraPlate Cell Core for lighter   weight panel with durability   ✓ Honeycomb solutions for   improved performance-to-   cost ratio   ✓ GRP1 Laminates for anti-   corrosion and light-weighting   ✓ Configurable combinations of   skins and cores for   application-specific material   optimization   DuraPlate   GRP1 Laminates   Honeycomb   Cell Core   1 Glass reinforced plastic (GRP)

Wabash 2019 Investor Day   Optimize DPG | Leveraging the Wabash Management System   ▪ Operational Excellence   ▪ Increased product standardization resulting in a decrease in   product variation and an increase in manufacturing velocity   ▪ Driving Overall Equipment Effectiveness for all business units   focused on scrap reduction, changeover improvement and   equipment uptime   ▪ Increased Automation   ▪ Leveraging opportunities to increase automation to allow   flexible labor deployment, increasing manufacturing velocity   and productivity   ▪ Optimize Cost Structure   ▪ Leveraging world-class ERP system and common business   processes   ▪ Opportunity for improved labor availability and cost   ▪ Corporate centers of excellence   58   P U R P O S E

Wabash 2019 Investor Day   Key Takeaways   59   1.   Driving accelerated   operational   execution for   margin expansion   2.   Stable and growing   markets   contributing to   revenue gains;   growth greater   than market   3.   Building on a long   history of trusted   brands with strong   market positions   4.   Leading further   product   diversification and   differentiation in   the transportation   segment through   innovation   leadership   5.   Leveraging new   ERP system and   corporate centers   of excellence to   drive business   process   optimization

Wabash 2019 Investor Day   Commercial Trailer Products    Dustin Smith – SVP & Group President   60

Wabash 2019 Investor Day   CTP Key Messages   61   Leading Brands   due to Long   History of   Innovation and   Long-standing   Customer   Relationships   Product   Superiority with   Breakthrough   Technologies;   Introduction of   MSC and   DuraPlate Cell   Core   Larger and More   Advanced Sales   Channel to   Leverage   Product Value   across a Wider   Customer Base   Strong   Operational   Foundation with   a Leadership   Team Seasoned   in Large Scale   Manufacturing   Focused on   Driving Above   Market Growth   in All Product   Segments   Driven by   Product   Technology and   Improved Sales   Channels   1. 2. 3. 4. 5.

Wabash 2019 Investor Day   Commercial Trailer Products Overview   62   Market Leader with Best-in-Class, Technologically Innovative Products   DESCRIPTION   ▪ Leading brands and   long-standing customer   relationships   ▪ Industry leader in van   and platform trailer   manufacturing   ▪ Mature practitioner of   lean manufacturing   methodology   ▪ Long history of   innovative solutions for   our customers   2018 FINANCIALS   $1,537M 11.0% $142M 9.2%   Revenue Gross Margin Operating Income Operating Margin   79%   11%   7%   3%   Dry Vans   Refrigerated Vans   Platforms   All Other   2018 REVENUE MIX KEY END MARKETS SERVED   3%   7%   9%   11%   70%   Other   Platform Freight   Less than Truckload Freight   Refrigerated Freight   General Freight Truckload   #2   Dry Van Trailers   #2   Platform Trailers   #3   Reefer Van Trailers

Wabash 2019 Investor Day   Commercial Trailer Products Overview   63   DRY VANS REFRIGERATED VANS PLATFORMS   ▪ #1 or #2 OEM 25 out of last 30 years   ▪ Birthplace of DuraPlate, revolutionizing   the dry van industry   ▪ Dominant in both truckload and less-than-   truckload segments   ▪ Respected product offering in a stable   segment   ▪ Improved sales channel leading to more   profitable growth   ▪ Molded Structural Composites providing   major differentiation play for market   share growth   ▪ Diverse offerings in both steel and   aluminum segments   ▪ Talented manufacturing site with strong   operations team   ▪ Improved sales channel leading to more   profitable growth

Wabash 2019 Investor Day   Why CTP Will Continue to Succeed | Sustainable Competitive Advantages…   …Driven by Continuous Improvement Mindset   64   Continued   strengthening of dealer   channel that increases   our reach and   diversifies our   customer base   Breakthrough   technologies;   introduction of   Molded Structural   Composites and   DuraPlate Cell Core   Strong leadership team   with talent in all levels   of management drives   customer confidence

Wabash 2019 Investor Day   0   50,000   100,000   150,000   200,000   250,000   300,000   350,000   U.S. Trailer Production1   Market Drivers: Trailer Products   Trailer Demand Forecasts   ▪ Strong demand above replacement levels forecast for next 4 years   ▪ Fleet equipment dynamics and regulations key drivers of trailer demand   65   Strong Demand Above Replacement Levels   0   50,000   100,000   150,000   200,000   250,000   300,000   350,000   U.S. Trailer Production Forecasts   ACT FTR   1 Source: ACT Research   2,500,000   2,700,000   2,900,000   3,100,000   3,300,000   3,500,000   0   1   2   3   4   5   6   7   8   9   10   Total Trailers: Population & Average Age1   Average Age (Years) Population

Wabash 2019 Investor Day   CTP Total Addressable Market   66   Focused on Opportunities for Market Share Gains Driven by Technology Leadership   $7.0B   Total Addressable   Market   Market Size 3-year Industry CAGR1   Dry Vans ~$4.5B -6% to -8%   Refrigerated Vans ~$1.4B -4% to -6%   Platforms ~$1.0B -12% to -14%   All Other (Converter Gear) ~$0.1B -3% to -5%   1 Source: ACT Research

Wabash 2019 Investor Day   Strategic Path Forward   67   Core Focus on Product, Process and People   ▪ Commercialization of advanced materials and lightweight   applications drive breakthrough customer value   ▪ Optimization of sales channel enhances customer mix and   improves geographical coverage   ▪ High quality management team drives customer experience   ▪ Optimization focus areas drive market share gains in specific areas,   with purposeful outcomes   INNOVATE   OPTIMIZE   GROW

Wabash 2019 Investor Day   Sheet & Post Trailer   ▪ Commodity   ▪ Versatile   ▪ High maintenance   FRP Trailer   ▪ FRP (Fiberglass   Reinforced Plywood)   ▪ Added interior width   Legacy of Industry Leadership in Value-Added Innovation   68   1985 1987 1996 2004 2011 2013 2014 2015 2016   Aluminum Plate Trailer   ▪ WNC leading industry   producer   ▪ Wide, smooth interior   ▪ Low maintenance   ▪ High material costs   DuraPlate® Trailer   ▪ Durable   ▪ Longest useful life   ▪ Easy to repair   ▪ Lowest total cost of   ownership   ▪ Recyclable   DuraPlate® XD-35   ▪ Industry’s only 35,000 lb.   dry van floor system   ▪ Specialty freight hauls:   paper, steel coil   Wabash Truck Body   ▪ Heavy duty performance   ▪ “Dry van on a chassis”   MSC Refeer Van   ▪ 25% increase in   thermal efficiency   ▪ 50% stronger   floor rating   ▪ Up to 1,000 lbs.   lighter   DuraPlate® HD   ▪ High Performance   ▪ Extremely durable   ▪ Heavy-duty freight   applications   Bonded Sidewall Dry Van   ▪ Fewer lead points   ▪ Smooth exterior   ▪ Better aerodynamics   MSC Refrigerated Truck Body   ▪ Lighter   ▪ Better thermal efficiency   ▪ More durable and longer life   Accelerating Pace of Change

Wabash 2019 Investor Day   In Early Stages of MSC Opportunity   69   Opportunity to Leverage Across All Business Units   Proprietary Technology → Protected Designs → Patented Processes → Realized Product   Prisma Beams MSC Panels MSC Assemblies MSC Refrigerated Van   2016 20171 20181   CapEx $500k $10M $12M   Manufacturing (sq. ft.) 5,000 100,000 225,000   Associates 5 80 100   R&D $2.8M $3.9M $5.6M   Substantial Ramp in < 30 months…   Significant Barriers to Entry Are Being Established   4+   Suppliers   10+   Trade   Secrets   5+   Patent   Issued   10+   Patent   Applications   1 Cumulative

Wabash 2019 Investor Day   Optimize CTP | Leveraging the Wabash Management System   ▪ People/Management   ▪ Strong leadership team with diversity of experience and   high quality reputations in the industry   ▪ In an mature industry, we have a strong pipeline of diverse   talent for future leadership positions   ▪ The management team strengthens our brand, and is noted   as a differentiator with our customers   ▪ Sales Channel Optimization   ▪ Multi-year strategy of upgrades in key geographical regions   have led to deeper penetration and higher margins   ▪ Generating a more diverse customer base, leading to more   optionality in non-peak demand environments   ▪ Partnering with large power/tractor dealers has improved   channel quality   70   P U R P O S E

Wabash 2019 Investor Day   Sales Channel Optimization   71   Upgrading Underserved Regions with High Quality Partners   20182013   Dealer Sales

Wabash 2019 Investor Day   Organic Growth Initiatives – Points of Impact   72   Dry Van Refrigerated Van Platforms   $4.5B   TAM WNC 2021WNC Today   $1.2B   $1.4B   $140M   $1.0B   $100M   Significant Levers to Capture Opportunity   ✓ Advanced Materials and Light Weight   ✓ Sales Channel Optimization   ✓ Strong Management Team   Key   Focus Areas   +50% +50%   Note – illustrations are not to scale and figures are based on 2018 market size

Wabash 2019 Investor Day   Key Takeaways   73   1.   Leading brands   due to long   history of   innovation and   long-standing   customer   relationships   2.   Product   superiority with   breakthrough   technologies;   introduction of   MSC and   DuraPlate Cell   Core   3.   Larger and more   advanced sales   channel to   leverage product   value across a   wider customer   base   4.   Strong   operational   foundation with   a leadership   team seasoned in   large scale   manufacturing   5.   Focused on   driving above   market growth in   all product   segments driven   by product   technology and   improved sales   channels

Wabash 2019 Investor Day   Financial Overview    Jeff Taylor – SVP & CFO   74

Wabash 2019 Investor Day   Finance Key Messages   75   Strong Earnings   and Cash   Generation   Profile   Driving Margin   Expansion and   Operating   Leverage   Disciplined   Balance Sheet   Management   and Balanced   Capital   Allocation   Focused on   Profitable   Growth with   Recurring and   Diversified   Revenue   Streams   Well Positioned   with Financial   Strength to be   Actionable   Across All Stages   of the Business   Cycle   1. 2. 3. 4. 5.

Wabash 2019 Investor Day   Historical Financial Performance   76   Substantial Peak to Peak Growth in Key Financial Metrics   $1,041   $1,214 $1,312 $1,103   $836   $338   $640   $1,187   $1,462   $1,636   $1,863   $2,028   $1,845 $1,767   $2,267   2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018   Annual   Revenue ($M)   $69 $80   $38 $27   $(38)   $(66)   $(15)   $20   $85   $103   $122   $182   $204   $146 $137   2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018   Annual Adjusted   Operating Income¹   ($M)   1 Please see appendix for reconciliations of historical adjusted operating income in 2008 and 2012 to 2018

Wabash 2019 Investor Day   Cash Flow Profile   ▪ Improvement in the base   business through   productivity improvement   and operational excellence   is driving higher cash flow   ▪ Walker and Supreme   acquisitions driving higher   levels of Free Cash Flow   (FCF) and FCF conversion   ▪ Strong free cash   generation supports   balanced capital allocation   strategy and future growth   77   Wabash National Continues to be a Strong Free Cash Generator   $73   $111   $158   $118   $78   119%   106%   133%   106% 113%   0%   50%   100%   150%   200%   250%   300%   350%   400%   $-   $20   $40   $60   $80   $10 0   $12 0   $14 0   $16 0   $18 0   2014 2015 2016 2017 2018   FCF ($M) & FCF Conversion1 (%)   1 FCF divided by Net Income

Wabash 2019 Investor Day   Liquidity¹ ($M) Net Debt to Operating EBITDA   1.3x   3.2x   1.9x   1.2x   0.6x   0.3x   1.9x   2.1x   2011 2012 2013 2014 2015 2016 2017 2018   Disciplined Balance Sheet Management   78   Improved Debt Profile – Flexible and Patient Capital Structure   $126   $224   $254   $290   $348   $333   $361   $300   2011 2012 2013 2014 2015 2016 2017 2018   1 Cash + available borrowings   Strong Balance Sheet   ▪ Cash balance of $133M at 12/31/2018   ▪ Untapped ABL Credit Facility:   ▪ $175M Facility   ▪ Increased expansion feature to $100M   ▪ Extended term to December 2023   ▪ Net working capital of <10% of revenue   ▪ Patient debt structure through 2025   ▪ Modest CapEx requirements   ▪ ~$34M for 2018 or 1.5% of revenue

Wabash 2019 Investor Day   Capital Allocation – 4 Year History   79   Building a Strong Capital Allocation Track Record   $101M   Capital Expenditures   $232M   Debt Repayments   $323M   M&A   $260M   Share Repurchases   $33M   Dividends   $567M   Cash Flow from Operations

Wabash 2019 Investor Day   Balanced Capital Allocation Strategy   80   Managing the business for the long-termLIQUIDITY   Target net debt leverage of 1.0x to 3.0x   Focus on debt reduction and lowering net debt leverage to ~1.0x in 24-36 months1   DEBT   MANAGEMENT   Capital expenditures / R&D to support organic growth and commercialization   of new products in near term   REINVEST FOR   GROWTH   Current dividend yield of 2.2%2   Reinstituted dividend in 2017 and increased 33% over last two years   DIVIDEND   Offset dilution from stock based compensation   $260M share repurchases over last 4 years   SHARE   REPURCHASES   1 Assumes no significant acquisitions or capital market transactions; 2 As of 2’28’2019

Wabash 2019 Investor Day   2021 Revenue Growth Scenarios   81   2021 Sensitivity Analysis   2018 Results 10% Revenue Decline Flat Revenue 10% Revenue Growth   Revenue $2.3B $2.1B $2.3B $2.5B   Operating Margin 6.1% ~6-7% >8% ~9-10%   Net Debt Leverage1 2.1x ~1.4x ~1.0x ~0.8x   1 Assumes ~$30-$50M of annual voluntary debt payment

Wabash 2019 Investor Day   Financial Goals as a More Diversified Transportation Solutions Provider   82   1 2018 Operating Margin adjusted for Impairment, Acquisition expenses and related charges, Executive severance and Facility transactions; 2 2018 EPS adjusted for Asset impairment, Acquisition expenses and related charges, Executive severance, Facility transactions and Loss on debt   extinguishment   2018 – 2021 Assumptions   ▪ U.S. annual GDP growth of 2-3%   ▪ Trailer market to decline   mid/high-single digits CAGR   ▪ Truck body market to grow mid-   single digits CAGR   ▪ 26.5% tax rate   ▪ Excludes acquisitions   ▪ Flat share count   REVENUE   ADJUSTED OPERATING   MARGIN1   ADJUSTED EPS2   2018 FY Results 2021 Goals   $2.27B ~$2.2B   6.1% ~8.0%   $1.44 $1.90 – $2.10

Wabash 2019 Investor Day   Key Takeaways   83   1.   Strong Earnings   and Cash   Generation   Profile   2.   Driving Margin   Expansion and   Operating   Leverage   3.   Disciplined   Balance Sheet   Management and   Balanced Capital   Allocation   4.   Focused on   Profitable   Growth with   Recurring and   Diversified   Revenue Streams   5.   Well Positioned   with Financial   Strength to be   Actionable   Across All Stages   of the Business   Cycle

Wabash 2019 Investor Day   Closing Remarks    Brent Yeagy | Chief Executive Officer   84

Wabash 2019 Investor Day   Wabash Investment Summary   85   P U R P O S E   WABASH MANAGEMENT SYSTEM TO SCALE BEST-IN-CLASS PERFORMANCE   Passionate, Experienced   Management Team Fostering   Cultural Transformation   Transforming Organization to Tap   into New Ways of Creating Value   with Leading Brands in Diverse   End Markets and Industries   Accelerate Profitable Growth with   Continued Focus on Operational   Excellence and Higher Margin   Opportunities   Leverage Best-in-class,   Technologically Innovative   Products and Differentiated   Solutions   Alignment of Our Strategy with   Long-term Shareholder   Value Creation   Build upon Resilient   Financial Profile for   Disciplined Growth

Wabash 2019 Investor Day   Q&A Session    All Presenters   86

Wabash 2019 Investor Day   Appendix   87

Wabash 2019 Investor Day   2008 2012 2013 2014 2015 2016 2017 2018   Income from Operations (103.8)$ 70.5$ 103.2$ 122.4$ 180.4$ 202.5$ 130.8$ 111.0$   Adjustments:   Impairment 66.3 - - - 1.1 1.7 - 25.0    Acquisition expenses and related charges - 14.4 - - - - 15.0 0.8    Executive severance - - - - - - 0.2 0.2    Facility transactions - - - - - - - 0.4   Adjusted Operating Income (37.5)$ 84.9$ 103.2$ 122.4$ 181.5$ 204.2$ 146.0$ 137.4$   Reconciliation of Adjusted Consolidated Operating Income   88   Unaudited ($M)

Wabash 2019 Investor Day   Reconciliation of Adjusted Segment Operating Income   89   Unaudited – ($000s)

Wabash 2019 Investor Day   Reconciliation of Adjusted Diluted Earnings Per Share   90   Unaudited – dollars per share

Wabash 2019 Investor Day   Reconciliation of Operating EBITDA   91   2011 2012 2013 2014 2015 2016 2017 2018   Net income 15.0$ 105.6$ 46.5$ 60.9$ 104.3$ 119.4$ 111.4$ 69.4$   Income tax (benefit) expense 0.2 (57.1) 31.1 37.5 59.0 66.0 11.1 26.6   Interest expense 4.1 21.7 26.3 22.2 19.5 15.7 16.4 28.8   Depreciation and amortization 15.6 25.6 38.3 38.8 38.0 36.8 35.1 40.7   Stock-based compensation 3.4 5.2 7.5 7.8 10.0 12.0 10.4 10.2   Impairment - - - - 1.1 1.7 - 25.0   Acquisition expenses - 17.3 0.9 - - - 12.7 0.1   Other non-operating expense (income) 0.5 0.2 (0.7) 1.8 (2.5) 1.5 (8.1) (13.9)   Operating EBITDA 38.8$ 118.5$ 149.9$ 169.0$ 229.5$ 253.0$ 189.0$ 186.9$   Twelve Months Ended December 31,   Unaudited ($M)

Wabash 2019 Investor Day   Reconciliation of Free Cash Flow   92   2014 2015 2016 2017 2018   Net cash provided by operating activities 92.6$ 131.8$ 178.8$ 144.4$ 112.5$   Capital expenditures 20.0 20.8 20.3 26.1 34.0   Free cash flow 72.6$ 111.0$ 158.5$ 118.3$ 78.5$   Free cash flow 72.6$ 111.0$ 158.5$ 118.3$ 78.5$   Net income 60.9 104.3 119.4 111.4 69.4   Free cash flow conversion 119% 106% 133% 106% 113%   Unaudited ($M)

Wabash 2019 Investor Day   Brent Yeagy | President & CEO   93   Brent L. Yeagy is an industrial manufacturing leader with more than 20 years of experience in the   automotive and commercial transportation industries. Since June 2018, Mr. Yeagy has been responsible   for the strategic direction and operations of Wabash National in his role as President and Chief Executive   Officer.   Before his appointment as President and CEO, Mr. Yeagy was President and Chief Operating Officer from   October 2016 to June 2018. Mr. Yeagy joined Wabash National in 2003 and held a number of positions   with increasing responsibility, including Vice President of Manufacturing, Vice President and General   Manager of Commercial Trailer Products, and Senior Vice President – Group President, Commercial Trailer   Products.   Prior to Wabash National, from 1999 to 2003, Mr. Yeagy held various positions within human resources,   environmental engineering and safety management for Delco Remy International. Mr. Yeagy served in   various plant engineering roles at Rexnord Corporation from December 1995 through 1999. He also   served in the United States Navy from 1991 to 1994.   Mr. Yeagy holds a Bachelor of Science in Environmental Engineering Science and a Master of Science in   Safety Engineering from Purdue University, and an MBA in Business Management from Anderson   University. He has also attended executive programs at the University of Michigan’s Ross School of   Business as well as Stanford’s Graduate School of Business. Mr. Yeagy is a graduate of the U.S. Navy’s Naval   Nuclear Power Program and participated in the Navy’s Officer Candidate Program.

Wabash 2019 Investor Day   Jeff Taylor | CFO & Senior Vice President   94   Jeff Taylor was appointed to Senior Vice President and Chief Financial Officer on January 1, 2014. He   joined Wabash National in July 2012 as Vice President of Finance and Investor Relations. Prior to Wabash   National, Mr. Taylor served as Vice President, Finance – Technical Operations for King Pharmaceuticals, Inc.   and worked for Eastman Chemical Company in several positions of increasing responsibility within finance   and accounting, investor relations, and business management, including its Global Business Controller –   Coatings, Adhesives, Specialty Polymers and Inks.   Mr. Taylor earned his Bachelor of Science in Chemical Engineering from Arizona State University and his   Masters of Business Administration from the University of Texas at Austin.

Wabash 2019 Investor Day   Dustin Smith | SVP & Group President, Commercial Trailer Products   95   Dustin Smith was appointed to Senior Vice President and Group President, Commercial Trailer Products on   October 1, 2017. Most recently he served as Senior Vice President and General Manager, Commercial   Trailer Products. Mr. Smith joined Wabash National in 2007 and has held a number of positions with   increasing responsibility, including Director of Finance, Director of Manufacturing, and Vice President of   Manufacturing for Wabash National.   Prior to Wabash National, from 2000 to 2007, Mr. Smith held various positions at Ford Motor Company in   Dearborn Michigan, across both product development and manufacturing divisions, including Plant   Controller. His 17+ years of experience in finance and operations gives Mr. Smith a unique understanding   of how manufacturing systems directly affect financial results.   Mr. Smith holds a Bachelor of Science in Accounting and an MBA in Corporate Finance from Purdue   University. He has also attended several executive programs at the Booth School of Management from   University of Chicago, as well as Northwestern’s Kellogg School of Management.   Mr. Smith resides on the board of directors for the West Lafayette Parks Foundation (West Lafayette,   Indiana) and the Composites Company (Melbourne, Florida).

Wabash 2019 Investor Day   Kevin Page | SVP & Group President, Diversified Products   96   Kevin Page was appointed to Senior Vice President and Group President, Diversified Products on October   1, 2017. Mr. Page joined Wabash National in February 2017 as Vice President and General Manager, Final   Mile and Distributed Services.   Prior to Wabash National, he was Interim President of Truck Accessories Group, LLC from 2015 to 2016,   and Vice President of Sales, Marketing and Business Development from 2012 to 2015. He served as   President of Universal Trailer Cargo Group from 2008 to 2012. Mr. Page also had a 23-year tenure at   Utilimaster Corporation serving in various sales roles, including as Vice President of Sales and Marketing.   Mr. Page has a Bachelor of Arts in Economics from Wabash College and an MBA (Executive) from Notre   Dame. Throughout his career he has also completed programs at the University of Chicago, Harvard   Business School, University of Michigan and American Management Association.

Wabash 2019 Investor Day   Mike Pettit | SVP & Group President, Final Mile Products   97   Mike Pettit was appointed to Senior Vice President and Group President, Final Mile Products on January 1,   2018. He previously served as Vice President of Finance and Investor Relations since 2014. He joined   Wabash National in 2012 as Director of Finance for Commercial Trailer Products.   Prior to Wabash National, from 1998 to 2012, Mr. Pettit held various finance positions with increasing   responsibility at Ford Motor Company. With nearly 20 years of experience in the transportation industry,   he has a broad understanding of strategic planning, mergers and acquisitions, pricing strategy, production   planning, and lean manufacturing processes and principles.   Mr. Pettit has a Bachelor of Science in Industrial Management from Purdue University and an MBA from   Indiana University.